                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          Capital Corp of the West
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                       [LOGO]


                               CAPITAL CORP OF THE WEST
                                 550 WEST MAIN STREET
                                    P.O. BOX 351
                                MERCED, CA 95341-0351

                                   MARCH 18, 1999



Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of Capital Corp of the West (the "Company") to consider and vote upon (1) a proposal to elect four directors; (2) such other business as may properly come before the meeting.

     The meeting will take place at 7:00 p.m. local time on Tuesday, April 13, 1999, at the Multicultural Arts Center at 645 W. Main Street (between M and N streets), Merced, California.

     Enclosed are the Secretary's Notice of this meeting, a Proxy Card, a Proxy Statement describing the proposals, and a return envelope. Also enclosed is a copy of the Company's 1998 Annual Report to shareholders.

     We encourage you to attend this meeting. Whether or not you are able to attend, please complete, date, sign, and return promptly the enclosed Proxy Card so that your shares will be represented at the meeting. I look forward to seeing you on April 13th.

                              Very truly yours,


                              /s/ T. Hawker
                              Thomas T. Hawker
                              President and Chief Executive Officer

CAPITAL CORP OF THE WEST
MARCH 18, 1999
MERCED, CALIFORNIA 95341-0351

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The Annual Meeting of the Shareholders of Capital Corp of the West ("Capital Corp") will be held on Tuesday, April 13, 1999, at 7:00 p.m. local time at the Multicultural Arts Center at 645 W. Main Street (between M and N streets), Merced, California. The meeting will be held for the following purposes:

     1.   To elect four directors;

     2. To act upon such other matters as may properly come before such meeting or any adjournment thereof.

     Holders of common stock of Capital Corp of record at the close of business on March 16, 1999, are entitled to notice and to vote at the meeting. The four candidates for directors who receive the highest number of votes will be elected.

     YOUR VOTE IS IMPORTANT. Please sign and date the enclosed proxy card and return it promptly in the envelope provided, whether or not you plan to attend the meeting. This Proxy Statement is being distributed by, and the enclosed proxy is solicited on behalf of the Board of Directors of Capital Corp. The Board of Directors recommends a vote FOR the election of the nominees for director.

                              By Order of the Board of Directors



                              /s/ Sheri Comstock
                              Sheri Comstock
                              Corporate Secretary

PROXY STATEMENT OF
CAPITAL CORP OF THE WEST FOR THE ANNUAL MEETING OF SHAREHOLDERS
P.O. BOX 351
550 WEST MAIN ST.
MERCED, CALIFORNIA 95341-0351
(209) 715-2269

                            INFORMATION CONCERNING PROXY

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Capital Corp of the West ("Capital Corp" or the "Company") of proxies to be voted at the Annual Meeting of Shareholders of Capital Corp (the "Meeting") and any adjournments or postponements thereof. At the Meeting, the Shareholders of Capital Corp will be asked to (1) elect four directors; and (2) act upon such other matters as may properly come before such meeting or any adjournment thereof.

     This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about March 18, 1999.

DATE, TIME AND PLACE OF MEETING

     The Meeting will be held on April 13, 1999, at 7:00 p.m. at the Multicultural Arts Center at 645 W. Main Street (between M and N streets), Merced, California.

RECORD DATE AND VOTING RIGHTS

     Only holders of record of Capital Corp common stock at the close of business on March 16, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, there were approximately 2,800 shareholders of record and 4,607,102 shares of Capital Corp common stock outstanding and entitled to vote. Directors and executive officers of Capital Corp and their affiliates owned beneficially as of the Record Date an aggregate of 412,899 shares of Capital Corp common stock (including shares subject to vested options), or approximately 8.5% of the outstanding Capital Corp common stock.

Each shareholder is entitled to one vote for each share of common stock he or she owns. The four nominees receiving the greatest number of votes will be elected for a three-year term. Broker non-votes and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of directors.

VOTING BY PROXY; REVOCABILITY OF PROXIES

     Shareholders may use the enclosed proxy card if they are unable to attend the Meeting in person or wish to have their shares voted by proxy even if they attend the Meeting. All proxies that are properly executed and returned, unless revoked, will be voted at the Meeting in accordance with the instructions indicated thereon or, if no direction is indicated, for the election of
management's nominees as directors.   The execution of a proxy will not affect
the right of a shareholder to attend the Meeting and vote in person. A person who has given a proxy may revoke it any time before it is exercised at the Meeting by filing with the Secretary of the Company a written notice of revocation or a proxy bearing a later date or by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy.

ADJOURNMENTS

     The Meeting may be adjourned, even if a quorum is not present, by the vote of the holders of a majority of the shares represented at the Meeting in person or by proxy. In the absence of a quorum at the Meeting, no other business may be transacted at the Meeting.

     Notice of the adjournment of the Meeting need not be given if the time and place thereof are announced at the Meeting, provided that if the adjournment is for more than 45 days, or if after the adjournment a new record date is fixed for the adjourned Meeting, a notice of the adjourned Meeting shall be given to each shareholder of record entitled to vote at the Meeting. At an adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

SOLICITATION OF PROXIES

     The proxy relating to the Meeting is being solicited by the Board of Directors of Capital Corp. Capital Corp will pay the cost of printing and distributing this Proxy Statement. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of Capital Corp common stock beneficially owned by others to forward to such beneficial owners. Capital Corp may reimburse such persons representing beneficial owners of their respective shares for their expenses in forwarding
solicitation material to such beneficial owners.   Solicitation of proxies by
mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Capital Corp, who will not be additionally compensated therefor.

                   PROPOSAL ONE:  ELECTION OF DIRECTORS

     The Bylaws of Capital Corp provide that the number of directors of Capital Corp may be no less than six and no more than eleven. The exact number of directors within this range may be changed by action of the Board of Directors or the Shareholders. The number of directors is currently fixed at ten.

                               NOMINEES FOR DIRECTOR

     The Board of Directors is classified into three classes with staggered three-year terms. In 1996, Class I Directors were elected for an initial one-year term; Class II Directors were elected for an initial two-year term; and Class III Directors were elected for an initial three-year term. The four persons named below will be nominated for election as Class III Directors to serve until the Annual Meeting in the year 2002 and until their successors are duly elected and qualified. The four candidates receiving the greatest number of votes will be elected for respective three-year terms. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominees as shall be designated by the Board of Directors. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve.

                         Bertyl W. Johnson
                         Tapan Munroe
                         James W. Tolladay
                         Tom A.L. Van Groningen

     The following table provides information with respect to each person nominated and recommended to be elected by the current Board of Directors of Capital Corp, as well as existing directors of Capital Corp whose terms do not expire at the time of the Meeting. Reference is made to the section entitled "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership of the nominees.

Name/Class                      Age          Director Since    Business Experience During Past Five Years
----------                      ---          --------------    ------------------------------------------
Lloyd H. Ahlem, I               69           1995              Psychologist
Dorothy L. Bizzini, I           64           1992              Co-owner Atwater/Merced Veterinary Clinic, Inc.
Jerry E. Callister, I           56           1991(1)           Partner, Callister & Hendricks, Inc., a professional law
                                                               corporation
Jack F. Cauwels, II             65           1977              Consultant, Interwest Group
John D. Fawcett, II             50           1995              President, Fawcett Farms, Inc.
Thomas T. Hawker, II            56           1991              President/CEO, Capital Corp and County Bank
Bertyl W. Johnson, III          67           1977              Tree crop farmer and nut processor
Tapan Munroe, III               63           1996              Consultant, educator
James W. Tolladay, III          67           1991              Consultant, Tolladay, Fremming & Parson, a civil
                                                               engineering consulting firm
Tom A.L. Van Groningen, III     66                             Consultant, educator

(1)Previously served on Board of Directors from 1977 to 1985.

     No family relationships exist among any of the directors or executive officers of the Company.

     No director or person nominated or chosen by the Board of Directors to become a director of the Company is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended, or subject to the requirements of Section 15 (d) of such Act or of any company registered as an investment company under the Investment Company Act of 1940, as amended.

RECOMMENDATION OF MANAGEMENT

THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THE FOUR NOMINEES SET FORTH HEREIN TO SERVE FOR THREE YEAR TERMS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED: BERTYL W. JOHNSON, TAPAN MUNROE, JAMES W. TOLLADAY AND TOM A.L. VAN GRONINGEN. IF NO INSTRUCTION IS GIVEN THE BOARD OF DIRECTORS INTENDS TO VOTE FOR EACH NOMINEE LISTED.

COMMITTEES OF THE BOARD OF DIRECTORS; DIRECTOR ATTENDANCE

     For 1998, the Capital Corp Board of Directors held twelve regularly scheduled and three special meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board on which they served (during the period for which they served).

     The Executive Committee functions as the Compensation Committee Mr. Ahlem (Chairman), Mr. Callister, Mr. Cauwels, and Mr. Johnson are members of the Executive Committee, and Mr. Hawker is a non-voting member as it relates to compensation matters. During 1998, the Executive Committee held a total of ten meetings. The primary function of the Executive Committee is to act as a vehicle for communication between the Board and the President and Chief Executive Officer. It also establishes compensation for the Chief Executive Officer and evaluates and recommends to the Board compensation for other executive officers of Capital Corp, upon the recommendation of the Chief Executive Officer, and grants options and approves titles.

     The Company does not have a separate standing Audit Committee. The Executive Committee (except Mr. Hawker) performs the functions of an Audit Committee.

     The Company does not have a Nominating Committee. The entire Board of Directors performs the functions of a nominating committee.

     During 1998, non-employee directors received $300 per meeting for their attendance at regular Board meetings, $300 per meeting for attendance at special Board meetings, $200 per committee meetings, a $400 monthly retainer fee, and a $50-$80(depending on distance) monthly car allowance. The Chairman of the Board receives $600 per month in addition to fees received for attendance at Board and Committee meetings. Employee directors and committee members do not receive fees. Capital Corp paid a total of $199,120 in directors' fees during 1998.

EXECUTIVE OFFICERS OF CAPITAL CORP


     Set forth below is certain information with respect to each of the executive officers of Capital Corp.

                                                                                                                  Executive
                                                                                                                  Officer
Name                           Age        Positions and Offices                                                   Since
----                           ---        ---------------------                                                   ---------
Thomas T. Hawker               56         President, Chief Executive Officer and Director                         1991
                                          (Mr. Hawker also serves as President/CEO of County Bank)

R. Dale McKinney               53         Senior Vice President and Chief Financial Officer                       1999


     Set forth below is certain information with respect to the executive officers of subsidiaries of Capital Corp.

                                                                                                                  Executive
                                                                                                                  Officer
Name                           Age        Positions and Offices                                                   Since
----                           ---        ---------------------                                                   ---------

Carol L. Wix                   62         Executive Vice President and Acting Chief Credit Officer,               1992
                                          County Bank

Ed Rocha                       46         Senior Vice President and Chief Banking Officer,                        1997
                                          County Bank

Robert W. Perry                49         President/CEO, Town & Country                                           1997

Jerome V. Murphy               60         Senior Vice President and Chief Administrative Officer                  1995
                                          County Bank & Capital Corp

A brief summary of the background and business experience of the executive officers of Capital Corp and its subsidiaries is set forth below.

THOMAS T. HAWKER became County Bank's President and Chief Executive Officer in 1991 and President and Chief Executive Officer of Capital Corp in 1995. Prior to that he served as President and Chief Executive Officer of Concord Commercial Bank from 1986 to 1991.

R. DALE MCKINNEY became Capital Corp's Senior Vice President and Chief Financial
Officer in 1999.    During 1998, Mr. McKinney was subject to a non-compete
agreement with MBNA Corporation. In 1996 and 1997 he served as Senior Vice President-Finance for MBNA Corporation, a $60 billion bank based in Delaware, from 1993-1995 as Senior Vice President Finance for MBNA Information Services. Prior to this he served as Senior Vice President/Corporate Controller for Bank of Oklahoma from 1992-1993.

CAROL L. WIX became County Bank's Acting Chief Credit Officer in 1998. She became the Bank's Chief Operating Officer in 1996 and Executive Vice President and Chief Credit Officer in 1994 prior to this she served as Senior Vice President and Chief Credit Officer from 1992 to 1994. From 1982 to 1992 she served as Regional Vice President and Manager of First National Bank of Central California and as the Executive Vice President and Senior Loan Officer of Pajaro Valley Bank, which merged with First National in 1991.

ED ROCHA became County Bank's Chief Banking Officer in 1997.   He served as Vice
President and Regional Manager for the Bank from 1995-1997. Prior to this he served as Senior Vice President/ Branch Administrator for Pacific Valley National Bank from 1989-1995.

ROBERT W. PERRY became Town & Country's President/CEO in August, 1997.  He
served as the Chief Banking Officer of County Bank from 1994 until  1997.   He
served as the Bank's Vice President, Senior Branch Manager from 1993-1994 and as the Los Banos Manager from 1989-1993. Prior to that he worked as a branch manager for First Interstate Bank for six years and for ten years in various other positions with First Interstate Bank.

JEROME V. MURPHY became Senior Vice President/ Chief Administrative Officer for County Bank in 1995 and for the Holding Company in 1998. Prior to that he served as Senior Vice President and Chief Financial Officer/Cashier for Pacific
Bay Bank from 1991-1995.   He served as Executive Vice President and Chief
Financial Officer/Cashier of Goleta National Bank from 1989-1991.

BENEFICIAL OWNERSHIP OF MANAGEMENT

     The following table shows the number and percentage of shares beneficially owned (including shares subject to options exercisable currently or within 60 days of the Record Date) by each nominee, as well as by each person who has been a director or executive officer of the Company since January 1, 1998.

                                     Beneficially Owned(1)
                                 ---------------------------
Name of Beneficial Owner           Amount         Percentage
Lloyd H. Ahlem                     13,480(2)           *
Dorothy L. Bizzini                 34,687(3)           *
Jerry E. Callister                 22,549(4)           *
Jack F. Cauwels                    34,092(5)           *
John D. Fawcett                    12,110(6)           *
Thomas T. Hawker                   94,372(7)         1.9
Robert E. Holl                     62,978(8)         1.3
Bertyl W. Johnson                  62,837(9)         1.3
Tapan Munroe                        8,154(10)          *
James W. Tolladay                  23,015(11)          *
Tom A.L. Van Groningen              7,459(12)          *

All Directors and                 412,898            8.5
Executive Officers of Capital
Corp as a group 15 in number.

The address for all persons is: Capital Corp of the West, 550 West Main St., P.O. Box 351, Merced, California 95341-0351.

* Indicates that the percentage of outstanding shares beneficially owned is less than one percent (1%).

(1) Includes shares beneficially owned ( including options exercisable within 60 days of the Record Date), directly and indirectly together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investing power with respect to such shares unless otherwise noted.

(2) Includes 7,776 shares held in the Ahlem Family Living Trust and 5,704 shares in stock options which are exercisable currently or within 60 days of March 16, 1999.

(3) Includes 15,708 shares held in spouse's 401(k) plan; 10,187 shares held as trustee in the Bizzini Family Trust; and 8,792 shares in stock options which are exercisable currently or within 60 days of March 16, 1999.

(4) Includes 4,868 shares held as trustee in the Callister Family Trust, 45 shares held in childrens names, 2,482 shares held as Trustee, and 15,154 shares in stock options which are exercisable currently or within 60 days of March 16, 1999.

(5) Includes 18,938 shares held as trustee in the Cauwels Family Trust and 15,154 shares in stock options which are exercisable currently or within 60 days of March 16, 1999.

(6) Includes 3,703 shares held individually; 2,703 shares held through Fawcett Farms, Inc.; and 5,704 shares of stock options which are exercisable currently or within 60 days of March 16, 1999.

(7) Includes 16,102 shares held individually; 3,228 shares held by his spouse; 1,615 shares held by his daughter; 4,479 shares held through ESOP; 8,234 in the company 401(k); and 60,714 shares of stock options which are exercisable currently or within 60 days of March 16, 1999.

(8) Includes 49,858 shares held in joint tenancy with his spouse and 13,120 shares of stock options which are exercisable currently or within 60 days of March 16, 1999.

(9) Includes 47,683 shares held in joint tenancy with spouse; and 15,154 shares of stock options which are exercisable currently or within 60 days of March 16, 1999.

(10) Includes 2,091 shares held individually; 1,102 shares held jointly with his spouse; and 4,961 shares of stock options which are exercisable currently or within 60 days of March 16, 1999.

(11) Includes 5,247 shares held individually in an IRA; 2,614 shares held jointly with his spouse; and 15,154 shares of stock options which are exercisable currently or within 60 days of March 16, 1999.

(12) Includes 5,885 shares held in a family trust; and 1,574 shares of stock options which are exercisable currently or within 60 days of March 16, 1999.

PRINCIPAL SHAREHOLDERS

     As of February 10, 1999, no individuals known to the Board of Directors of Capital Corp owned of record or beneficially five percent or more of the outstanding shares of common stock of Capital Corp, except as described below:

                                     Number of Shares         Percentage of Outstanding
Name and Address                     Beneficially Owned       Stock Beneficially Owned
----------------                     ------------------       -------------------------

1867 Western Financial Corporation       561,455                         12.18%
P.O. Box 1110
Stockton, CA 95201-1110

Basswood Partners LP                     299,199                          6.49%
52 Forest Ave
Parmus, NJ 07652

David L. Babson Inc.                     434,350                          9.42%
One Memorial Dr., Suite 1300
Cambridge, MA 02142-1300

COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT AND OTHERS

CASH COMPENSATION

     The following information is furnished with respect to the aggregate cash compensation paid to the chief executive officer of Capital Corp and chief operating officer of County Bank during 1998. No other executive officer of Capital Corp or its subsidiaries received aggregate cash compensation of $100,000 or more in 1998.



                                                 Summary Compensation Table

                                                                                         Long Term Compensation
                                                                         -------------------------------------------------------
                                        Annual Compensation                        Awards                    Payouts
                   -------------------------------------------------------------------------------------------------------------
                                                         Other*
    Name and                                             annual          Restricted                                 All other
    principal                                            compen-           stock         Options/        LTIP        compen-
    position       Year       Salary         Bonus       sation            awards          SARs         Payouts      sation
--------------------------------------------------------------------------------------------------------------------------------
Thomas T.
Hawker,
President         1998       $170,219      $ 5,284       $10,165
and CEO,          1997       $152,542      $12,868       $ 7,317               -              -             -             -
Capital           1996       $149,796      $32,768       $15,457               -              -             -             -
Corp                                                                           -              -             -             -

Carol L.          1998       $108,515      $ 1,818       $ 6,068               -              -             -             -
Wix,              1997       $ 91,725      $ 6,682       $ 5,600               -              -             -             -
Acting            1996       $ 89,896      $ 7,984       $ 4,942               -              -             -             -
CCO
County
Bank

*( Includes Company contributions to ESOP and 401(k) plans)

     In the interests of attracting and retaining qualified personnel, the Company furnishes to executive officers certain incidental personal benefits. The incremental cost to the Company of providing such benefits to Mr. Hawker and Ms. Wix did not, for the fiscal year ended December 31, 1998, exceed 10% of the compensation to either of them reported above.

     Pursuant to his employment contract effective March 1, 1997, through December 31, 2000, Mr. Hawker receives a base salary of $167,000, adjusted annually for cost of living allowances and other salary increases if approved, use of a Company-owned automobile, various forms of insurance benefits and participation in the Company's other compensation plans such as its incentive compensation program, 401(k) plan, stock option plan and ESOP plan. Pursuant to such employment contract, should Mr. Hawker be terminated for reasons other than "for cause", Mr. Hawker would receive a severance payment equal to one year's then-current salary. In addition, in the event of acquisition of Capital Corp, Mr. Hawker's employment contract will automatically terminate and Mr. Hawker will receive an acquisition payment equal to six month's then-current salary. Ms. Wix does not have an employment contract.

     In addition, Capital Corp provides Mr. Hawker and Ms. Wix with a salary continuation plan. This is a non-qualified executive benefit plan in which the Company has agreed to pay retirement benefits to them in return for continued satisfactory performance of the executives. It is an unfunded plan; the executive has no rights under the agreement beyond those of a general creditor of the Company. If the executive leaves the Company's employ, either voluntarily or involuntarily, the agreement terminates and the executive receives no benefits except those already vested. The Plan is informally linked with single premium universal life insurance policies. The Company is the owner and beneficiary of the policies.

     As of the date of this report, Mr. Hawker and Ms. Wix are 70% vested
respectively in the retirement benefit payments.   They shall become vested
thereafter in an additional 10% of said payments for each full succeeding year of employment thereafter and be 100% vested on August 21, 2001 provided they have been continuously employed for ten full years. Mr. Hawker's benefits from this plan are $98,600 per year for a period of fifteen years. Ms. Wix's benefits from this plan are $50,400 per year for a period of fifteen years. Should either executive officer terminate his or her employment or be terminated without cause, the executive would be entitled to distributions equal to the vested amount of the benefits under the terms and conditions of the agreement. Should either executive be terminated for cause, no benefit would be forthcoming.


STOCK OPTIONS
                          OPTION GRANTS IN LAST FISCAL YEAR

     No options were granted in 1998 to executive officers.

     The following table shows the stock options exercised in 1998 and the number and estimated value of the exercisable and those not yet exercisable for the Chief Executive Officer of Capital Corp and EVP/Acting Chief Credit Officer of County Bank.


                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                         AND DECEMBER 31, 1998 OPTION VALUES

                                                                                       Number of                Value of
                                                                                      unexercised            unexercised in-
                                                                                      options  at          the-money option at
                                                                                    December 31,1998         December 31,1998
                                                                                   -------------------------------------------
                             Shares acquired on         Value realized ($)           Exercisable/              Exercisable/
          Name                  exercise (#)                                         unexercisable             unexercisable
------------------------------------------------------------------------------------------------------------------------------
Thomas T. Hawker                     -                          -                   60,714/5,040            $532,185/$18,220

Carol L. Wix                         -                          -                     19,767/0                 $195,649/0

EMPLOYEE STOCK OWNERSHIP PLAN

     The Board of Directors of Capital Corp has established, under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, a qualified Employee Stock Ownership Plan ("ESOP") effective December 31, 1984. The purpose of the ESOP is to provide all eligible employees with an additional incentive to maximize their job performance by providing them with an opportunity to acquire or increase their proprietary interest in Capital Corp and to provide supplemental income upon retirement. The ESOP is designed primarily to invest Capital Corp's contributions in shares of Capital Corp's Common Stock. All assets of the ESOP are held in trust for the exclusive benefit of participants and are administered by a committee appointed by the directors of Capital Corp. However, each participant has the right to direct the trustees as to the manner in which those shares of Capital Corp's stock which are credited to the account of each participant are to be exercised with respect to a corporate matter or the Bylaws of Capital Corp. The company has made and in the future intends to make periodic contributions to the ESOP in amounts determined by the Board of Directors. It is anticipated that as contributions are made by Capital Corp, shares of Capital Corp's Common Stock will be acquired from time to time through open market purchases and privately negotiated transactions. The Company cannot determine the effect, if any, on the market quotations of, or on the market in general for, Capital Corp's common stock which could result from future ESOP acquisitions of Capital Corp's shares. The amount of contributions for the benefit of Mr. Hawker and Ms. Wix is included in the Summary Cash Compensation table in the column entitled "Other Annual Compensation."

401(k) PLAN

     The Board of Directors has established an employee profit sharing plan under Section 401(k) of the Internal Revenue Code of 1986. The purpose of the employee profit sharing plan is to provide all eligible employees with supplemental income upon retirement and to increase their proprietary interest in Capital Corp. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k) of the Internal Revenue Code of 1986. The company provides a discretionary matching contribution equal to a percentage of the amount the employee elects to contribute. For 1998, the Bank and Capital Corp provided a 25% matching contribution not to exceed 6% of the employee's salary, made payable in the form of Capital Corp common stock subject to the limitation of Section 401(k) of the Internal Revenue Code of 1986. The Plan trustees, consisting of members of Bank management, administer the Plan. The amount of contributions for the benefit of Mr. Hawker and Mrs. Wix is included in the Summary Cash Compensation table in the column entitled "Other Annual Compensation."

COMPENSATION COMMITTEE REPORT

The following is the report of Capital Corp's Executive Committee with respect to compensation of executive officers of the company.

The Executive Committee serves as the compensation committee for the Company. It is the duty of the Executive Committee to administer the Company's incentive program, benefits plans, stock option plan and long-term compensation programs. In addition, the Committee reviews the compensation levels of members of management, provides input on the performance of management and considers management succession and related matters.

The Committee reviews the reasonableness of compensation paid to senior officers of the Company. In doing so, the members of the Committee review surveys from various sources in regards to compensation levels for those senior officers.

The Company's Chief Executive Officer's base salary and other benefits for 1998 were based principally on the terms established under his employment agreement with the Company dated March 1, 1997 as described in the Company's proxy statement.

The Company's non-executive incentive program is based upon the achievement of certain financial objectives. Those financial objectives are established by Management and approved by the Board of Directors prior to the start of the fiscal year. For the year 1998, the incentive program was based on pre-determined goals for each individual employee, excluding executive officers. The Committee also has the authority to provide additional incentive compensation based upon the Committee's overall assessment of the Company's performance and the individual officer's performance.

In the case of the Company's executive officers no incentive plan was established in fiscal year 1998, payment of bonuses to executive officers was left to the discretion of the Board of Directors.

The granting of stock options is determined based upon the officer's responsibilities and relative position in the Company.

No voting member of the Committee is a former or current officer of the Company or any of its subsidiaries. The Company's Chief Executive Officer is a non-voting member of the compensation committee.

                                                  Lloyd H. Ahlem
                                                  Jerry E. Callister
                                                  Jack Cauwels
                                                  Bertyl W. Johnson
                                                  Thomas T. Hawker

INDEBTEDNESS OF MANAGEMENT

     Certain of Capital Corp's directors and executive officers, as well as their immediate family, associates and companies in which they have a financial interest, are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business, and the Bank expects to have such ordinary banking transactions with these persons or entities in the future. In the opinion of the Bank's management, the Bank made all loans and commitments to lend included in such transactions in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons or entities of similar credit worthiness, and these loans do not involve more than a normal risk of collectibility or present other unfavorable features.

TRANSACTIONS WITH MANAGEMENT

     There are no other existing or proposed material transactions between Capital Corp and any of its directors, executive officers, nominees for election as a director, or the immediate family or associates of any of the foregoing persons. In accordance with its policies, Capital Corp obtains competitive bids for products and services from independent parties before selecting a vendor of such products and services.

STOCK PERFORMANCE GRAPH

     The following graph compares the change on an annual basis in Capital Corp's cumulative total return on its common stock with (a) the change in the cumulative total return on the stocks included in the Nasdaq Composite Index for U.S. Companies and (b) the change in the cumulative total return on the stocks included in the SNL Securities "Western Bank Index," a peer industry group, assuming an initial investment of $100 on December 31, 1993. All of these cumulative total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the period. The common stock price performance shown below should not be viewed as being indicative of future performance.


                              CAPTITAL CORP OF THE WEST

                                       [GRAPH]

                                                       PERIOD ENDING
                             --------------------------------------------------------------------
INDEX                        12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98
-------------------------------------------------------------------------------------------------
Capital Corp of the West       100.00      123.80      139.65      187.57      255.41      179.54
NASDAQ - Total US              100.00       97.75      138.26      170.01      208.58      293.21
SNL Western Bank Index         100.00       99.01      166.03      236.05      347.97      356.54

REPORTS REQUIRED UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires of each person (i) who owns more than 10% of any class of security which is registered or (ii) who is a director or an officer of the issuer of such security to file with the Securities and Exchange Commission certain reports regarding the beneficial ownership of such person of the registered security. Capital Corp has established a procedure to aid persons who are officers and directors of Capital Corp in timely filing reports required by the Exchange Act.

     The Board of Directors is required to disclose unreported filings from prior years of which the Board of Directors has knowledge.

     For 1998, the Board is aware of the following inadvertent late transactions: Mr. Callister had one late filing of Form 4 for transactions involving 165 shares as trustee for a client; Mr. Munroe had one late filing of Form 5 year-end beneficial ownership position.

CHANGE OF CONTROL

     Management is not aware of any arrangements, including the pledge by any person of shares of Capital Corp, the operation of which may at a subsequent date result in a change of control of Capital Corp.

SHAREHOLDER PROPOSALS

     Subject to regulations promulgated under the Exchange Act, proposals of Shareholders intended to be presented at Capital Corp's 1999 Annual Meeting must be received by Capital Corp not later than November 19, 1999 in a form that complies with applicable regulations, to be included in the 1999 proxy
statement.   Shareholder proposals may not be included in the Proxy Statement for the 1999 Annual Meeting or presented at the shareholders meeting unless certain conditions are met. Shareholders proposals are subject to regulation under federal securities laws.

INDEPENDENT PUBLIC ACCOUNTANTS

     Management selected KPMG Peat Marwick as the independent certified public accountants of Capital Corp for the fiscal year ended December 31, 1998. A
representative of KPMG Peat Marwick is expected to attend the Meeting.   The
representative will have the opportunity to make a statement, if desired, and is expected to be available to respond to shareholder inquires.

OTHER MATTERS

     The Board of Directors of Capital Corp knows of no other matters which will be brought before the Meeting, but if such matters are properly presented, proxies solicited hereby relating to the Meeting will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting.

     IF ANY SHAREHOLDER WOULD LIKE A COPY OF CAPITAL CORP'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, IT CAN BE OBTAINED WITHOUT CHARGE (EXCEPT FOR CERTAIN EXHIBITS) BY CONTACTING SHERI COMSTOCK, CORPORATE SECRETARY, CAPITAL CORP OF THE WEST, 550 WEST MAIN ST., P.O. BOX 351, MERCED, CALIFORNIA 95341-0351.

                            CAPITAL CORP OF THE WEST

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 13, 1999

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 REVOCABLE PROXY

         The undersigned holder of common stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of Capital Corp of the West, a California corporation (the "Company"), and the accompanying Proxy Statement dated March 18, 1999, and revoking any proxy heretofore given, hereby constitutes and appoints Thomas T. Hawker and R. Dale McKinney, or either of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of the Company standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of the Shareholders of the Company to be held at Merced, California, on April 13, 1999, at 7:00 p.m. local time or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and more fully described in the Proxy Statement.

         1. ELECTION OF DIRECTORS. To vote for the election of the following persons as Class III Directors of the Company, to serve three-year terms or until their successors are elected and qualified: Bertyl W. Johnson, Tapan Munroe, James W. Tolladay, and Tom A.L. Van Groningen.

         [Instructions: To withhold a vote for one or more nominees, strike a line through that nominee's name above. To vote for all nominees except one whose name is struck, check "FOR" below. To vote against or withhold a vote as to all nominees, check "WITHHOLD" below.]

                       FOR                  WITHHOLD
                  -----               -----

         2. OTHER BUSINESS. The proxies are authorized to vote in their discretion on such other business as may properly come before the Meeting or any adjournment thereof.

                       FOR                 AGAINST             ABSTAIN
                  -----               -----              -----

         THE PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMES ABOVE. THE PROXY, WHEN PROPERLY EXECUTED AND RETURNED TO CAPITAL CORP OF THE WEST, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE. IF OTHER BUSINESS IS PRESENTED, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS.


                                                                SHAREHOLDER(S)

                      ------------------------------------------------------
                      (Signature)

                      ------------------------------------------------------
                      (Signature)

                      ------------------------------------------------------
                      (Number of Common Shares)

                      Date _______________________________________, 1999

                      I/WE do ____ or do not ____ expect to attend this meeting.

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

To assure a quorum, you are urged to date and sign this Proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.